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                                 Exhibit 23.2
                       Consent of John M. James, C.P.A.
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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     I hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 of my report dated November 19, 1999 relating to the financial statements of BioLynx.Com, Inc. which appear in such Prospectus. I also consent to the reference to me under the headings "Experts" in such Prospectus.


                              JOHN M. JAMES, C.P.A.



                              By   /s/ John M. James
                                -----------------------------
                                John M. James

Houston, Texas
December 3, 1999